UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐              Preliminary Proxy Statement

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☐              Definitive Proxy Statement

☒               Definitive Additional Materials

☐              Soliciting Material under §240.14a-12

Gentherm Incorporated

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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000004 ENDORSEMENT_LINE______________ SACKPACK_____________MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Online Go to www.investorvote.com/THRM or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00am, (Eastern Time), on May 21, 2020. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Gentherm Incorporated Shareholder Meeting to be Held on May 21, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/THRM Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/THRM. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery.

Shareholder Meeting Notice Gentherm Incorporated Annual Meeting of Shareholders will be held on May 21, 2020 at 21680 Haggerty Road, Northville, Michigan at 8:30 a.m. Eastern Time* Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of the following Directors each to serve a one-year term: 01 - Sophie Desormière 02 - Phillip M. Eyler 03 - Yvonne Hao 04 – Ronald Hundzinski 05 - Charles Kummeth 06 - Byron Shaw II 07 - John Stacey 2. Ratification of the appointment of Ernst & Young LLP to act as the Company's independent registered public accounting firm for the year ending December 31, 2020. 3. Advisory (non-binding) approval of the 2019 compensation of the Company’s named executive officers. 4. Approval of the Amendment to the Gentherm Incorporated 2013 Equity Incentive Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. *We are actively monitoring developments related to the novel coronavirus (COVID-19), and, in the event it is not possible or advisable to hold the annual meeting in person, we may announce alternative arrangements, which may include holding the meeting virtually solely by means of remote communication. If we determine to hold the annual meeting in this manner, we will announce the decision in advance, and will provide details on how to participate at www.gentherm.com, under the “Investor Relations – News Releases” tab. We encourage you to check our website prior to the annual meeting if you are planning to attend in person. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/THRM. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Gentherm Incorporated” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by 10 days before the meeting.